January 31, 1995


Securities and Exchange Commission
Operations Center
6432 General Green Way
Alexandria, Virginia  22312-2413

Attn:  Filer Support

Gentlemen:

Enclosed please find the Edgar Filing of the Form 8-K for Geriatric & Medical Companies, Inc.

We are maintaining an executed copy of the document in our files.

Very truly yours,

GERIATRIC & MEDICAL COMPANIES, INC.



James J. O'Malley
Vice President and
Chief Financial Officer


JJM\amt


Enclosure
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